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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934





Date of report (Date of earliest event reported)  May 1, 1997
                                                ------------------------------


                    INTELECT COMMUNICATIONS SYSTEMS LIMITED
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             (Exact Name of Registrant as Specified in Its Charter)



           0-11630                                     N/A
 -------------------------------     --------------------------------------
      (Commission File Number)       (I.R.S. Employer Identification No.)




 1100 Executive Drive, Richardson, Texas                          75081
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 (Address of Principal Executive Offices)                      (Zip Code)



                                 (972) 367-2100
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              (Registrant's Telephone Number, Including Area Code)


     Reid House, 31 Church St., P. O. Box HM 1437, Hamilton, HMFX Bermuda
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                 (Former Address, if Changed Since Last Report)





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Item 6. Resignation of Registrant's Director.

     Effective March 13, 1997, Jeremy Posner resigned as a director of the Registrant. By letter dated May 1, 1997, Mr. Posner, through his attorney, requested that the Registrant file a Form 8-K including Mr. Posner's letter of resignation. Attached as Exhibit 17 to this Form 8-K is Mr. Posner's letter of resignation dated March 13, 1997. The following is a summary of Mr. Posner's description of his disagreement with the Registrant's operations, policies or practices, and such summary is qualified in its entirety by Mr. Posner's letter of resignation. Mr. Posner stated in his March 13, 1997 letter of resignation that he was resigning as it had "become increasingly clear ... that [his] views as a Director of the Registrant are in the minority of the Board and [his] efforts to further the interests of the Registrant have been totally frustrated," and Mr. Posner's letter cites what he claims to be two examples.

     The Registrant believes Mr. Posner's description of certain events as stated in his letter of resignation are incorrect and incomplete and that Mr. Posner's resignation was the result of his disagreement with the source and structure of potential financing and other operational issues of the Company.


Item 7. Financial Statements and Exhibits

     (c) Exhibits:

     17  Letter of resignation of Jeremy Posner as Director dated March 13,
         1997.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        INTELECT COMMUNICATIONS SYSTEMS LIMITED
                                        ---------------------------------------
                                                       (Registrant)



May 6, 1997                             By:      /s/ Herman M. Frietsch
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   Date                                                (Signature)
                                                  Herman M. Frietsch
                                                  Chairman of the Board




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                              INDEX TO EXHIBITS



EXHIBIT
NUMBER                   DESCRIPTION
-------                  -----------
  17          Letter of resignation of Jeremy Posner as Director dated
              March 13, 1997.